CERTIFICATION PURSUANT TO 18 U.S.C.
SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Sirus Ahmadi, Chief Executive Officer, In connection with the Quarterly Report of Conspiracy Entertainment Holdings, Inc. on Form 10-QSB for the period ending March  31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Sirus Ahmadi, President, and Chief Executive Officer of Conspiracy Entertainment Holdings, Inc. and a member of the Board of Directors, certify, pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) This report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in this report fairly presents, in all material aspects, the financial condition and results of operations of this Registrant Company.

Certification Dated: July 19, 2004

/s/Sirus Ahmadi
Sirus Ahmadi
Chief Executive Officer

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CERTIFICATION PURSUANT TO 18 U.S.C.
SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Kieth Tanaka, Chief Financial Officer, In connection with the Quarterly Report of Conspiracy Entertainment Holdings, Inc. on Form 10-QSB for the period ending March  31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kieth Tanaka, Secretary, Treasurer, and Chief Financial Officer of Conspiracy Entertainment Holdings, Inc. and a member of the Board of Directors, certify, pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) This report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in this report fairly presents, in all material aspects, the financial condition and results of operations of this Registrant Company.

Certification Dated: July 19, 2004

/s/Kieth Tanaka
Kieth Tanaka
Chief Financial Officer